UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2011

ALPHA PRO TECH, LTD.
(Exact name of registrant as specified in its charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Centurian Drive, Suite 112 Markham, Ontario	L3R 9R2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: 905-479-0654

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes In Registrant’s Certifying Accountant.

On October 25, 2011, Alpha Pro Tech, Ltd. (the “Company”) dismissed its independent registered public accounting firm, Mayer Hoffman McCann P.C. (“MHM”), and engaged Tanner LLC (“Tanner”) to serve as the Company’s independent registered public accounting firm.  The dismissal of MHM and the appointment of Tanner were approved by the Company’s Audit Committee.  Tanner will review the Company’s quarterly consolidated financial statements beginning with the fiscal quarter ended September 30, 2011 and will audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2011.

The reports of MHM on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2010 and 2009 and through October 25, 2011, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference thereto in its reports on the Company’s consolidated financial statements for such years.  Furthermore, no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the fiscal years ended December 31, 2010 or 2009 and through October 25, 2011.

The Company provided MHM with a copy of the foregoing disclosures and requested that MHM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MHM agrees with the statements made by the Company with respect to MHM set forth above, and, if not, stating the respects in which MHM does not agree.  A copy of MHM’s letter is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s fiscal years ended December 31, 2010 and 2009 and through October 25, 2011, neither the Company, nor anyone on the Company’s behalf, consulted Tanner regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No. 16.1	Exhibit Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission dated October 25, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: October 31, 2011	By:	/s/ Lloyd Hoffman
Lloyd Hoffman Chief Financial Officer